UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2009

CYPRESS BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12943	22-2389839
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

4350 Executive Drive, Suite 325, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 452-2323
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 14, 2009, Cypress Bioscience, Inc. issued a joint press release with Forest Laboratories, Inc. announcing the approval of Savella™ by the U.S. Food and Drug Administration for the management of fibromyalgia. In light of this approval, Cypress expects to receive a $25.0 million milestone payment from Forest Laboratories. The text of this press release is set forth as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
99.1	Press Release dated January 14, 2009 titled “Forest and Cypress Announce FDA Approval of Savella™ for the Management of Fibromyalgia.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.
Date: January 15, 2009	/s/ Sabrina Martucci Johnson
Sabrina Martucci Johnson
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Number	Description

99.1	Press Release dated January 14, 2009 titled “Forest and Cypress Announce FDA Approval of Savella™ for the Management of Fibromyalgia.”